                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                             /s/ Philip F. Anschutz
                                             ---------------------------
                                             Philip F. Anschutz

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                               /s/ William L. Britton
                                               -------------------------
                                               William L. Britton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                                   /c/ Cortlandt S. Dietler
                                                   --------------------------
                                                   Cortlandt S. Dietler

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                                    /s/ Cannon Y. Harvey
                                                    --------------------------
                                                    Cannon Y. Harvey

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                                     /s/ James H. Lee
                                                     -------------------------
                                                     James H. Lee

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                               /s/ J. J. Simmons, III
                                               ---------------------------
                                               J. J. Simmons, III

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                                  /s/ Craig D. Slater
                                                  -------------------------
                                                  Craig D. Slater

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Robert S. Boswell and Joan C. Sonnen his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Form 10-K -- Annual Report for the year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Form 10-K -- Annual Report for the year ended December 31, 1999, pursuant to Section 13 of the Securities Exchange Act of 1934 or to any amendment thereto filed with the Securities and Exchange Commission and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K -- Annual Report or amendment; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of March, 2000.

                                                  /s/ Michael B. Yanney
                                                  ---------------------------
                                                  Michael B. Yanney